UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported)

September 24, 2010

Cano Petroleum, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32496	77-0635673
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

801 Cherry Street, Suite 3200 Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

(817) 698-0900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02               Termination of a Material Definitive Agreement.

On September 24, 2010, Union Bank, N.A., formerly known as Union Bank of California, N.A. (“Union Bank”) and UnionBanCal Equities, Inc. (“UnionBanCal”) notified Cano Petroleum, Inc., a Delaware corporation (“Cano”), through the delivery of Reservation of Rights Letters (collectively, the “Letters”), that Cano failed to timely comply with the covenant in Section 5(b) of the Consent and Forbearance Agreement dated August 5, 2010 (the “Senior Forbearance Agreement”) among Cano, Natixis and Union Bank and the covenant in Section 5(b) of the Consent and Forbearance Agreement dated August 5, 2010 (the “Subordinated Forbearance Agreement”) between Cano and UnionBanCal and, as a result thereof, the Senior Forbearance Agreement and the Subordinated Forbearance Agreement terminated.  The lenders have taken no action with the delivery of these Letters.  The material terms and conditions of the Senior Forbearance Agreement and the Subordinated Forbearance Agreement were previously disclosed in Cano’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 10, 2010 and, to the extent required by Item 1.02 of Form 8-K, those descriptions are incorporated herein by reference.

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 28, 2010, Randall Boyd resigned his position as a member of the board of directors of Cano.  On September 29, 2010, Robert L. Gaudin, William O. Powell III, and David W. Wehlmann each resigned his respective position as a member of the board of directors of Cano.

Item 7.01               Regulation FD Disclosure.

On September 30, 2010, Cano issued a press release announcing a shareholder update (the “Press Release”).  A copy of the Press Release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

In accordance with general instruction B.2 of Form 8-K, the information in this report, including exhibits, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits.

99.1         Press Release of September 30, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANO PETROLEUM, INC.

Date: October 4, 2010
	By:	/s/ Benjamin Daitch
Benjamin Daitch
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release of September 30, 2010